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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            January 23, 2003
                                                            ____________________


                          Montana Mills Bread Co., Inc.
________________________________________________________________________________
               (Exact name of registrant as specified in charter)




        Delaware                     001-31367            16-1551461
________________________________________________________________________________
(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                    File Number)        Identification No.)



2171 Monroe Avenue, Suite 205A, Rochester, New York                14618
________________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code               585-242-7540
                                                                 _______________

________________________________________________________________________________

          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 23, 2003, Montana Mills Bread Co., Inc. ("Montana Mills"), Krispy Kreme Doughnuts, Inc. ("Krispy Kreme"), a North Carolina corporation listed on the New York Stock Exchange under the symbol "KKD", and Oliver Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Krispy Kreme, entered into an Agreement and Plan of Merger (the "Merger Agreement"). The holders of a majority of the Common Stock of Montana Mills have approved the Merger Agreement and the merger.

The Merger Agreement is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Agreement and Plan of Merger by and among Krispy Kreme Doughnuts, Inc., Oliver Acquisition Corp. and Montana Mills Bread Co, Inc. dated as of January 23, 2003.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MONTANA MILLS BREAD CO., INC.

Dated:  January 30, 2003              By: /s/ Eugene O'Donovan
                                           -------------------------------------
                                           Eugene O'Donovan
                                           President and Chief Executive Officer